UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SP Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the sample proxy cards included in the Definitive Proxy Statement filed by SP Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on April 5, 2013 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to a clerical error, incorrect versions of the sample proxy cards were inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that correct versions of the sample proxy cards have been included in the Proxy Statement being mailed to the Company’s stockholders. This Amendment applies only to the versions of the sample proxy cards originally filed with the Proxy Statement.

SP Bancorp, Inc.

ANNUAL MEETING OF SP BANCORP, INC.

Date: May 16, 2013
Time: 2:00 P.M. (Central Daylight Time)
Place: Embassy Suites Hotel-Frisco 7600 John Q Hammons Dr. Frisco, TX 75034

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1, 2 and 3 and **THREE YEARS** for proposal 4.

	For	Withheld			Directors Recommend
1: The election as director of the nominees listed below to serve for a three year term					
01 Christopher C. Cozby	☐	☐			For
02 David C. Rader	☐	☐			For
03 Paul M. Zmigrosky	☐	☐			For
	For	**Against**	**Abstain**		
2: The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants for the year ending December 31, 2013.	☐	☐	☐		For
3: The advisory vote to approve named executive officer compensation.	☐	☐	☐		For
	One Year	**Two Years**	**Three Years**	**Abstain**	
4: The advisory vote on the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐	Three Years

If you plan to attend the meeting and vote your shares in person, please mark this box ☐

Authorized Signature - This section must be completed for your Instructions to be executed.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

SP Bancorp, Inc.

Annual Meeting of SP Bancorp, Inc.
to be held on Thursday, May 16, 2013

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:

INTERNET
Go To
www.proxypush.com/spbc
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE
Call
866-390-6279
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby constitutes and appoints Jeffrey L. Weaver and Suzanne C. Salls, as the true and lawful attorneys of the undersigned, each with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SP Bancorp, Inc. which the undersigned is entitled to vote as of the record date, March 28, 2013, at the Annual Meeting of Stockholders and any adjournment thereof upon the matters specified herein and upon such other matters as may properly come before the meeting and any adjournment thereof and hereby revokes any proxy heretofore given.

IF THIS PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR A THREE YEAR FREQUENCY WITH RESPECT TO PROPOSAL 4, AND BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS, ON SUCH OTHER BUSINESS THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENT THEREOF.

All votes must be received by 5:00 P.M., Eastern Time, May 15, 2013.

PROXY TABULATOR FOR

SP BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — SP Bancorp, inc. Annual Meeting of stockholders May 16, 2013, 2:00 P.M. (central Daylight Time) This Proxy is solicited on Behalf of the Board of Directors The undersigned appoints Jeffrey L. Weaver and Suzanne C. Salls, each with full powers of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of SP Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders on Thursday, May 16, 2013 at 2:00 p.m. at the Embassy Suites Hotel-Frisco 7600 John Q Hammons Dr. Frisco, TX 75034 and any and all adjournments thereof, as set forth below. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF THIS PROXY IS PLEASE RETURNED SIGNED AND NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND FOR A THREE YEAR FREQUENCY WITH RESPECT TO PROPOSAL 4. IF ANY OTHER SEPARATE BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, CAREFULLY THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE AT PRESENTED AT THE MEETING. the perforation (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) and return just this portion in the envelope provided.

SP Bancorp, Inc.

ANNUAL MEETING OF SP BANCORP, INC.

Date: May 16, 2013
Time: 2:00 P.M. (Central Daylight Time)
Place: Embassy Suites Hotel-Frisco 7600 John Q Hammons Dr. Frisco, TX 75034

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1, 2 and 3 and **THREE YEARS** for proposal 4.

1: The election as director of the nominees listed below to serve for a three year term

	For	Withheld	Directors Recommend ↓
01 Christopher C. Cozby	☐	☐	For
02 David C. Rader	☐	☐	For
03 Paul M. Zmigrosky	☐	☐	For

	For	Against	Abstain	
2: The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants for the year ending December 31, 2013.	☐	☐	☐	For
3: The advisory vote to approve named executive officer compensation.	☐	☐	☐	For

	One Year	Two Years	Three Years	Abstain	
4: The advisory vote on the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐	Three Years

Authorized Signature - This section must be completed for your Instructions to be executed.

Please Sign Here _______________ Please Date Above _______________

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

SP Bancorp, Inc.

Annual Meeting of SP Bancorp, Inc.
to be held on Thursday, May 16, 2013

This proxy is being solicited on behalf of the SharePlus Federal Bank 401(k) Plan (the "Plan")

VOTED BY:

INTERNET

Go To
www.proxypush.com/spbc
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-390-6279
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The trustee of the Plan (the "Trustee") is hereby directed to vote my interest in the SP Bancorp, Inc. Stock Fund as indicated above. If I do not return this 401(k) Proxy Card in a timely manner or if I "ABSTAIN," shares representing my interest in the Plan will be voted by the Trustee as directed by the Plan administrator, subject to the determination that such a vote is for the exclusive benefit of the Plan participants and beneficiaries.

All votes must be received by 5:00 P.M., Eastern Time, May 13, 2013.

PROXY TABULATOR FOR

SP BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

401(k) Proxy Card — SP Bancorp, Inc. Annual Meeting of Stockholders May 16, 2013, 2:00 P.M. (Central Daylight Time) This Proxy is Solicited on Behalf of the SharePlus Federal Bank 401(k) Plan SP Bancorp, Inc. is forwarding this 401(k) Proxy Card so that you may convey your individual voting instructions to the Trustee on the matters set forth herein and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Trustee is not aware of any other business to be brought before the Annual Meeting. In order to direct the voting of the shares held in your account, you must either vote by internet, by telephone or by completing, signing and dating this 401(k) Proxy Card and returning it in the accompanying postage-paid envelope. Your 401(k) Proxy Card must be received by the Proxy Tabulator no later than Thursday, May 13, 2013. Your vote and the votes of other participants will be tallied by the Proxy Tabulator and the Trustee will: 1. vote the shares held in the Plan as follows: (i) FOR or WITHHOLD with respect to each director nominee identified in proposal 1, (ii) FOR or AGAINST each of proposals 2 and 3, and (iii) ONE YEAR, TWO YEARS or THREE YEARS with respect to proposal 4, based on the timely voting instructions received from participants; and 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or as to which it has received no timely instruction, as follows: (i) FOR or WITHHOLD with respect to each director nominee identified in proposal 1, (ii) FOR or AGAINST each of proposals 2 and 3, and (iii) ONE YEAR, TWO YEARS or THREE YEARS with respect to proposal 4, as directed by the Plan administrator. and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the Plan will be voted in the manner specified in items 1 and 2 above. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Please separate carefully at the perforation and return just this portion in the envelope provided.

1: The election as director of the nominees listed below to serve for a three year term EVENT # CLIENT # OFFICE # PROXY TABULATOR FOR sp bancorp, inc. P.O. BOX 8016 CARY, NC 27512-9903 The trustee of the ESOP (the “Trustee”) is hereby directed to vote the shares allocated to my account under the ESOP as indicated above. If I do not return this ESOP Proxy Card in a timely manner or if I “ABSTAIN,” shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. IF NO INSTRUCTION IS SPECIFIED AND THIS ESOP PROXY CARD IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND FOR A THREE YEAR FREQUENCY WITH RESPECT TO PROPOSAL 4. All votes must be received by 5:00 P.M., Eastern Time, May 13, 2013. MAIL OR Mark, sign and date your Proxy Card/Voting Instruction Form. Detach your Proxy Card/Voting Instruction Form. Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. OR Go To www.proxypush.com/spbc Cast your vote online. View Meeting Documents. Use any touch-tone telephone. Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions. 866-390-6279 INTERNET TELEPHONE VOTED BY: Annual Meeting of SP Bancorp, Inc. to be held on Thursday, May 16, 2013 This proxy is being solicited on behalf of the SharePlus Federal Bank ESOP (the “ESOP”) Please separate carefully at the perforation and return just this portion in the envelope provided. 3: The advisory vote to approve named For executive officer compensation. 2: The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants for the year ending December 31, 2013. Date: May 16, 2013 Time: 2:00 P.M. (Central Daylight Time) Place: Embassy Suites Hotel-Frisco 7600 John Q Hammons Dr. Frisco, TX 75034 Annual Meeting of SP BANCORP, INC. Authorized Signature - This section must be completed for your Instructions to be executed. For For For For For Against Abstain One Two Three Year Years Years Abstain Directors Withheld Recommend Please make your marks like this: Use dark black pencil or pen only 01 Christopher C. Cozby 02 David C. Rader 03 Paul M. Zmigrosky The Board of Directors Recommends a Vote FOR proposals 1, 2 and 3 and THREE YEARS for proposal 4. For Call Three Years 4: The advisory vote on the frequency of future advisory votes on named executive officer compensation. Please Sign Here Please Date Above SP Bancorp, Inc. SP Bancorp, Inc. DTP PDF 1C V11_2_19 3.0* TX8724AC350673 sancf0px 5-Apr-2013 21:06 EST DAL RR Donnelley ProFile NCR 465292 PC 1 Proxy Card SHAREPLUS FEDERAL BANK

ESOP Proxy Card — SP Bancorp, Inc. Annual Meeting of Stockholders May 16, 2013, 2:00 P.M. (Central Daylight Time) This Proxy is Solicited on Behalf of the SharePlus Federal Bank ESOP SP Bancorp, Inc. is forwarding this ESOP Proxy Card so that you may convey your voting instructions to the Trustee on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. SP Bancorp, Inc. is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to SP Bancorp, Inc. In order to direct the voting of the shares allocated to your account, you must either vote by internet, telephone or by completing, signing and dating this ESOP Proxy Card and return it to the Proxy Tabulator. Your ESOP Proxy Card must be received by the Proxy Tabulator no later than May 13, 2013. Your vote and the votes of other participants will be tallied by the Proxy Tabulator and the Trustee will: 1. vote the shares held in the ESOP as follows: (i) FOR or WITHHOLD with respect to each director nominee identified in proposal 1, (ii) FOR or AGAINST each of proposals 2 and 3, and (iii) ONE YEAR, TWO YEARS or THREE YEARS with respect to proposal 4, based on the timely voting instructions it has received from participants; 2. vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instruction, as follows: (i) FOR or WITHHOLD with respect to each director nominee identified in proposal 1, (ii) FOR or AGAINST each of proposals 2 and 3, and (iii) ONE YEAR, TWO YEARS or THREE YEARS with respect to proposal 4, in the same proportion as shares for which it has received timely voting instructions to vote; and 3. vote any unallocated shares held in the ESOP in the same proportion as shares for which it has received timely voting instructions to vote as follows: (i) FOR or WITHHOLD with respect to each director nominee identified in proposal 1, (ii) FOR or AGAINST each of proposals 2 and 3, and (iii) ONE YEAR, TWO YEARS or THREE YEARS with respect to proposal 4, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of SP Bancorp, Inc.’s common stock held in the ESOP (including unallocated shares) will be voted in the manner specified in items 1, 2 and 3 above. Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Please separate carefully at the perforation and return just this portion in the envelope provided. DTP PDF 1C V11_2_19 3.0* TX8724AC350673 sancf0px 5-Apr-2013 21:06 EST DAL RR Donnelley ProFile NCR 465292 PC 2 Proxy Card SHAREPLUS FEDERAL BANK